================================================================================

                    ---------------------------------------
                               SEMI-ANNUAL REPORT
                    ---------------------------------------
                                 August 31, 1999
                    ---------------------------------------

]

                                       The
                                   Value Line
                                   Tax Exempt
                                   Fund, Inc.





                                     [LOGO]
                                   -----------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                     Funds

The Value Line Tax Exempt Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

During the past six months ended August 31, 1999, prices of fixed-income securities declined as interest rates increased. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, increased from 5.17% on February 26th to 5.78% on August 31st. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, rose from 5.58% to 6.06%. Two increases in the Federal Funds rate of 0.25% each by the Federal Reserve Board, the continued strength in the economy, and fears of inflationary pressures have contributed to the rise in interest rates. As a result, the decline in interest rates that occurred in the preceding six months has been reversed. As of August 31st the Bond Buyer's 40-Bond Index was yielding 5.78% compared to 5.11% a year before and the 30-year Treasury bond was 6.06% compared to 5.27% a year earlier.

Treasury bonds have outperformed tax-exempt bonds during the past six months. The 30-year Treasury bond's yield increased 0.48% vs 0.61% for the Bond Buyer's 40-Bond Index. The superior performance of Treasury bonds vis-a-vis tax-exempt bonds is a result of several factors. The tax-exempt market has experienced a large supply of new issues and a decline in institutional demand. In contrast, the Treasury market has experienced strong demand from institutions and a decline in supply due to government Budget surpluses. As a result, the ratio of tax-exempt yields to Treasury yields remains high. Recently, the yield on a triple-A rated 30-year tax-exempt bond was 5.67% which is over 93% of the 6.08% yield of the 30-year Treasury bond. This high ratio offers investors a solid opportunity to realize relatively high tax-exempt income.


National Bond Portfolio

On July 1, 1999, the name National Bond Portfolio replaced the name High Yield Portfolio. The current name more accurately reflects the quality and diversification of the securities in the Fund. The primary objective of the Value Line Tax Exempt National Bond Portfolio is to provide investors with maximum income exempt from federal income taxes, without undue risk to principal. During the six-months ended August 31, 1999, the fund's total return was -2.86%. Since its inception in March 1984, the total return for the National Bond Portfolio, assuming the reinvestment of all dividends over that period, was 210.54%. This is equivalent to an average annual total return of 7.75%. The Fund's SEC yield as of August 31, 1999 was 4.85%, significantly higher than the average SEC yield of 4.34% for all general municipal bond funds ranked by Lipper Analytical Services.

During the past six months, the difference between high and low investment grade securities has increased significantly. As a result, your Fund's management has increased its allocation of assets to low investment grade securities. The higher yields of these securities will increase the Fund's return to the shareholder while still maintaining a predominantly high-grade portfolio. Specifically, over 81% of the Fund's bonds are rated AA or better by the major credit agencies, such as Moody's Investors Service and Standard and Poor's Corporation, 6% are rated A, 9% are rated Baa or BBB, and 4% are not rated. Your management continues to emphasize call protection in order to maintain the income over time for the shareholder. Specifically, 35% of the portfolio is invested in non-callable bonds. The Portfolio's highest concentrations of investments are in the insured, housing-revenue, and industrial-revenue sectors, respectively.


Money Market Portfolio

The objective of the Tax Exempt Money Market Portfolio is to preserve principal by investing in high-quality, tax-exempt short-term securities that have a high degree of liquidity so as to ensure a constant net asset value of $1.00 per share. The Portfolio only consists of securities that carry the highest two ratings of the major credit-rating agencies. The annualized yield was 2.00% as of August 31,


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2

                                            The Value Line Tax Exempt Fund, Inc.

Tax Exempt Fund Shareholders
--------------------------------------------------------------------------------

1999, which is equivalent to a 3.31% taxable yield for those in the 39.6% tax bracket. The average maturity of the Portfolio was 31 days. It is management's intention to maintain a short average maturity as long as there are concerns that the Federal Reserve Board will raise interest rates.

Short-term tax-exempt rates, as measured by the Bond Buyer's One-year Note Index, rose from 2.88% on February 25th to 3.67% on August 31st. During this same period of time, the yield on one-year taxable Treasury bills rose from 4.87% to 5.28%.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability in small-dollar amounts. In addition to these features, The Value Line Tax Exempt Fund has the additional advantage of carrying no sales or redemption fees; it is a true no-load fund.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                                   Sincerely,


                                                   /s/ Jean Bernhard Buttner
                                                   Jean Bernhard Buttner
                                                   Chairman and President
October  7, 1999

Income from the Portfolio's may be subject to State and Local Taxes and the Alternative Minimum Tax.


Economic Observations

The economy is picking up some renewed strength as we head into the final months of 1999. Evidence of this increased business activity can be found in the accelerating rate of consumer spending, the ongoing strength in the housing market, booming auto sales, and a modest uptick in manufacturing. Overall, this recent firming in the key consumer and industrial markets suggests that GDP growth, which slowed to a very modest 1.6% in the second quarter, will average better than 3% during the final six months of the year, unless serious Year 2000 dislocations develop. Inflationary pressures, meanwhile, are now starting to build, although, as yet, we are not forecasting a dramatic change in trend. Nevertheless, the sharp runup in oil prices in recent months, the escalation in wage costs, and the jump in mortgage rates all indicate that the cost of living is increasing. A gradual uptrend in pricing now seems likely over the next several quarters. The Federal Reserve, taking note of these rising cost pressures, is likely to edge toward a more restrictive monetary course in the months ahead, with perhaps an additional interest rate boost in the cards.


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                                                                               3

The Value Line Tax Exempt Fund, Inc.

To Our Value Line Tax Exempt Fund Shareholders
--------------------------------------------------------------------------------

Performance Data:*

NATIONAL BOND PORTFOLIO

                                                                    Growth of
                                                      Average       an Assumed
                                                       Annual      Investment of
                                                    Total Return     $10,000
                                                    ------------     -------
 1 year ended 6/30/99 ........................          1.76%        $10,176
 5 years ended 6/30/99 .......................          6.24%        $13,535
10 years ended 6/30/99 .......................          6.53%        $18,816

MONEY MARKET PORTFOLIO

                                                                    Growth of
                                                      Average       an Assumed
                                                       Annual      Investment of
                                                    Total Return     $10,000
                                                    ------------     -------
 1 year ended 6/30/99 ........................          2.19%        $10,219
 5 years ended 6/30/99 .......................          2.58%        $11,356
10 years ended 6/30/99 .......................          3.01%        $13,456

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The average annual total returns for the one-year, five-year, and ten-year periods ended August 31, 1999, for the National Bond Portfolio and the Money Market Portfolio were -1.42%, 5.52%, and 6.34% and 2.15%, 2.58% and 2.95%, respectively.


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4

                                            The Value Line Tax Exempt Fund, Inc.

Schedule of Investments (unaudited)                                                      August 31, 1999
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                      National Bond Portfolio                              Rating        Value
--------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL SECURITIES (95.0%)

             Alabama (.8%)
$ 1,250,000  Colbert County-Northwest, Health Care Authority,
               Hospital Revenue Refunding, Helen Keller Hospital, 8.75%, 6/1/09   Baa        $ 1,310,562

             Alaska (5.8%)
  2,040,000  Energy Authority, Power Revenue Refunding,
               Bradley Lake Third Ser. 6.00%, 7/1/14...........................   Aaa          2,146,590
             Housing Finance Corp.:
     60,000    Collateral Mortgage Obligation, Veteran's 1st Ser.,
                 Veteran's Mortgage Program, 7.45%, 12/1/29....................   Aaa             60,972
  2,000,000  Mortgage Revenue, Refunding, Ser. A-1, 5.50%, 12/1/17 ............   Aaa          1,937,160
  6,000,000  Valdez, Marine Terminal Revenue, Refunding BP Pipeline Inc.,
               Project , Ser. B, 5.50%, 10/1/28................................   Aa2          5,659,920
                                                                                             -----------
                                                                                               9,804,642

             Arizona (4.2%)
             Maricopa County, Industrial Development Authority:
  3,355,000    Multi-Family Housing, Multi-Family Housing Revenue,
                 Ser. A, 5.10%, 1/1/33.........................................   Aaa          2,983,065
  3,895,000    Single-Family Housing, Single-Family Housing Revenue,
                 Ser. B, 4.75%, 12/1/30........................................   Aaa          4,107,511
                                                                                             -----------
                                                                                               7,090,576

             California (1.9%)
  1,690,000  Pleasant Hill, Redevelopment Agency, Residential Mortgage Revenue,
               Refunding, 5.75%, 8/1/11........................................   AA*          1,707,170
  1,500,000  San Bernardino County, Single Family Mortage Revenue,
               Home Mortgage, Ser. A, 5.00%, 12/1/31...........................   Aaa          1,550,535
                                                                                             -----------
                                                                                               3,257,705

             Colorado (4.1%)
  4,055,000  Denver, City & County, Single Family Mortgage Revenue,
               7.00%, 8/1/10 ..................................................   Aaa          4,499,874
  2,400,000  Water Reserve Power Development Authority, Clean Water Revenue,
               Ser. A, 5.13%, 9/1/14...........................................   Aaa          2,330,328
                                                                                             -----------
                                                                                               6,830,202

             District of Columbia (1.8%)
  3,000,000  General Obligation, Ser. A, 5.50%, 6/1/11.........................   AAA          3,054,330


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                                                                               5

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                      National Bond Portfolio                              Rating        Value
--------------------------------------------------------------------------------------------------------
             Florida (.6%)
$ 1,000,000  Miami, Dade County, Housing Finance Authority,
               Home Ownership Mortgage, Ser. A, 5.20%, 10/1/31.................   Aaa         $  988,260

             Georgia (.1%)
     85,000  Residential Finance Authority, Single Family Insured Mortgage,
               Revenue, Subser. C, 8.00%, 12/1/16..............................   Aa              87,134

             Hawaii (2.5%)
  4,000,000  Department of Budget and Finance, Special Purpose Mortgage Revenue,
               Kapiolani Health Care System, 6.40%, 7/1/13.....................   Aaa          4,257,120

             Illinois (8.6%)
             Chicago:
  2,000,000  Development Financial Authority, Solid Waste Disposal Revenue,
               Management Inc. Project, 5.05%, 1/1/10..........................   Ba1          1,866,760
  2,000,000  Lakefront Millennium Package Facilities, 5.75%, 1/1/23............   Aaa          2,028,180
  2,400,000  Metropolitan Housing Development Corp. Mortgage Revenue,
               Ser. A, 6.85%, 7/1/22...........................................   AA*          2,545,008
  3,000,000  Refunding Emergency Telephone System, 5.25%, 1/1/20...............   Aaa          2,855,790
             Single Family Mortgage Revenue, Collateralized:
  1,500,000    Ser. A, 4.70%, 10/1/17..........................................   Aaa          1,508,880
  1,500,000    Ser. C-1, 6.30%, 9/1/29.........................................   Aaa          1,560,855
  2,000,000  University Illinois, Partnership Utility,
               Infrastructure Projects, 5.25%, 8/15/14.........................   Aaa          1,939,500
                                                                                             -----------
                                                                                              14,304,973

             Indiana (2.2%)
  3,000,000  Office Building Commission, Capital Complex, Revenue,
               Ser. B, 7.40%, 7/1/15...........................................   Aaa          3,613,470

             Iowa (2.9%)
  1,115,000  Finance Authority, Single Family, Revenue Mortgage,
               Ser. B, 7.45%, 7/1/23...........................................   Aaa          1,157,615
  3,305,000  Muscatine, Electric Revenue, 6.70%, 1/1/13........................   Aaa          3,655,033
                                                                                             -----------
                                                                                               4,812,648

             Louisiana (1.2%)
  2,000,000  Housing Finance Agency, Mortgage Revenue, Single Family,
               Ser. B, 5.55%, 6/1/24...........................................   Aaa          1,937,080

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6

                                            The Value Line Tax Exempt Fund, Inc.

                                                                                         August 31, 1999
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                      National Bond Portfolio                              Rating        Value
--------------------------------------------------------------------------------------------------------
             Maine (.3%)
$   500,000  State Street Housing Preservation Corp., Multifamily Housing Revenue,
               100 State Street Project, Ser. A, 7.50%, 1/1/19.................   A*         $   527,555

             Maryland (.4%)
    600,000  Northeast Waste Disposal Authority, Solid Waste Revenue,
               Montgomery County, Project A, 6.30%, 7/1/16.....................   A2             620,898

             Massachusetts (3.8%)
  4,500,000  State Devolpment Finance Agency Revenue, Boston University,
               Ser. P, 6.00%, 5/15/59..........................................   A3           4,470,570
  2,250,000  State Turnpike Authority, Highway Systems Revenue Ser. A,
               5.00%, 1/1/37...................................................   Aaa          1,957,837
                                                                                             -----------
                                                                                               6,428,407

             Michigan (2.4%)
  2,000,000  Housing Development Authority, Single Family Mortgage Revenue,
               Ser. C, 5.95%, 12/1/14..........................................   AA+*         2,041,560
  2,000,000  Wayne Charter County, Airport Revenue, Detroit Met, 5.25%, 12/1/14   Aaa          1,922,720
                                                                                             -----------
                                                                                               3,964,280

             Mississippi (1.8%)
             Development Bank Special Obligation,
               Capital Projects & Equipment Acquisition:
  1,000,000      Ser. A-1, 5.875%, 7/1/24......................................   Aaa          1,016,330
  1,250,000      Ser. A-2, 5.00%, 7/1/24.......................................   Aaa          1,129,813
  1,000,000  Home Corp, Single Family Revenue Mortgage, Ser. A, 5.25%, 6/1/30..   Aaa            895,200
                                                                                             -----------
                                                                                               3,041,343

             Missouri (1.4%)
  2,245,000  Housing Development Commission, Single Family Mortgage,
               Revenue, Ser. E-1, 6.45%, 9/1/29................................   AAA*         2,408,099

             Nebraska (1.1%)
  1,760,000  Investment Finance Authority, Single Family Mortgage,
               Revenue, Ser. A, 5.977%, 9/1/16.................................   Aaa          1,779,061

             New Hampshire (.1%)
    125,000  Housing Finance Authority, Single Family Residential Mortgage,
               Ser. B, 7.75%, 7/1/23...........................................   Aa3            130,418

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                                                                               7

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                      National Bond Portfolio                              Rating        Value
--------------------------------------------------------------------------------------------------------
             New Jersey (1.8%)
$ 3,000,000  East Orange, Board of Education, Certificate
               Participation, 5.50%, 8/1/12 ...................................   Aaa        $ 3,058,260

             New York (2.6%)
    $80,000  New York City, General Obligations, Ser. F, 8.20%, 11/15/04.......   A3              87,228
             New York State:
  1,000,000    Dormitory Authority, Hospital, Montefiore Medical Center,
                 5.25%, 8/1/19.................................................   Aaa            978,090
  3,010,000    Medical Care Facilities Finance Agency, Hospital and Nursing Home,
                 Mortgage Revenue Ser. D, 6.35%, 2/15/12.......................   Aa2          3,247,459
                                                                                             -----------
                                                                                               4,312,777

             North Carolina (.9%)
  1,500,000  Municipal Power Agency, No 1 Catawba, Electric Revenue,
               5.20%, 1/1/00 ..................................................   Aaa          1,507,305

             Ohio (2.2%)
  4,000,000  State Solid Waste Disposal Revenue, USG Corp. Project,
               5.65%, 3/1/33 ..................................................   Ba2          3,641,560

             Oregon (4.6%)
             Klamath Falls Electric Revenue Refunding:
  3,000,000    5.50%, 1/1/07...................................................   NR           2,916,120
  2,900,000    5.75%, 1/1/13...................................................   NR           2,771,095
  2,000,000  Portland, Bond Antic Notes, Ser. A, 3.75%,12/15/99................   MIG-1        2,001,360
                                                                                             -----------
                                                                                               7,688,575

             Rhode Island (.4%)
    595,000  Housing and Mortgage Finance Corp., Homeownership Opportunity:
               Ser. 3-A, 7.80%, 10/1/10........................................   Aa2            617,188

             South Carolina (1.2%)
  2,100,000  Three Rivers, Solid Waste Authority, Solid Waste Disposal Facilities,
               Revenue, 5.30%, 1/1/27..........................................   Aaa          1,949,682

             South Dakota (.7%)
  1,195,000  Housing Development Authority, Homeownership Mortgage,
               Ser. A, 5.40%, 5/1/14...........................................   Aa1          1,195,729

             Texas (15.1%)
  3,080,000  Austin, Hotel Occupancy Tax Revenue, Refunding, 5.625%, 11/15/19..   Aaa          3,052,188
  3,000,000  Brownsville, Utility System, Revenue, 6.25%, 9/1/14...............   Aaa          3,250,200
  2,550,000  Frisco, Independant School District Refunding, 5.75%, 8/15/17.....   Aaa          2,374,769

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8

                                            The Value Line Tax Exempt Fund, Inc.

                                                                                         August 31, 1999
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                      National Bond Portfolio                              Rating        Value
--------------------------------------------------------------------------------------------------------
             Harris County:
$ 3,000,000    Health Facilities Development Corp, 5.50%, 6/1/13...............   Aaa       $  3,005,460
  5,035,000    Hospital District, Mortgage Revenue, 7.40%, 2/15/10.............   Aaa          5,782,798
  3,000,000  Lubbock, Housing Finance Corp., Single Family Mortgage Revenue,
               Ser. A, 8.00%, 10/1/21..........................................   AAA*         3,894,810
  3,000,000  Matagorda County, Navy District No 1, Revenue Refunding,
               Reliant Energy Project B, 5.95, 5/1/30..........................   Baa1         2,881,440
    800,000  Travis County, Health Facilities Development Corp., Hospital Revenue,
               Daughters of Charity, 5.90%, 11/15/07...........................   Aa             833,608
    190,000  Veterans Housing Assistance, Ser. B-4, 6.20%, 12/1/14.............   Aa1            192,451
                                                                                             -----------
                                                                                              25,267,724

             Utah (.8%)
             Housing Finance Agency, Single Family Mortgage:
    105,000    Ser. C-3, 7.55%, 7/1/23.........................................   AAA*           108,915
    310,000    Ser. D-3, 7.55%, 7/1/23.........................................   AAA*           321,833
  1,000,000  Water Finance Agency, Revenue, Pooled, Loan Financing Project,
               Ser. A, 5.40%, 10/1/24..........................................   Aaa            951,220
                                                                                             -----------
                                                                                               1,381,968

             Vermont (2.1%)
  4,000,000  Educational & Health Buildings, Finance Agency, Revenue,
               Middlebury College Project, 5.00%, 11/1/38......................   Aa3          3,452,080

             Virginia (4.0%)
  2,000,000  Hanover County, Industrial Development Authority,
               Memorial Regional Medical Center Project, 6.375%, 8/15/18.......   Aaa          2,186,960
  4,600,000  Pocahontas Parkway Association, Route 895,
               Connector Toll Road Revenue, Ser. A, 5.25%, 8/15/07.............   Baa3         4,576,264
                                                                                             -----------
                                                                                               6,763,224

             Washington (5.1%)
  5,000,000  Central Puget Sound, Regional Sales Tax & Motor Vehicle Excise
               Tax Reveune, 5.25%, 2/1/21......................................   Aaa          4,759,050
  1,000,000  Chelan County, Public Utilities District No. 001, Consolidated Revenue,
               Chelan Hydro Division I, Ser. A, 5.60%, 7/1/32..................   Aa3            968,860
  3,000,000  Snohomish County, Public Utilities District No. 001,
               Electric Revenue Refunding, 5.375%, 12/1/24.....................   Aaa          2,831,790
                                                                                             -----------
                                                                                               8,559,700

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                                                                               9

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                      National Bond Portfolio                              Rating        Value
--------------------------------------------------------------------------------------------------------
             Wisconsin (5.1%)
             Health and Educational Facilities Authority, Revenue:
               Aurora Health Care Inc.,
 $2,000,000      5.25%, 8/15/17................................................   Aaa       $  1,884,600
  4,000,000      Ser. A, 5.60%, 2/15/29........................................   A-*          3,568,400
             Housing and Economic Development Authority:
  3,000,000    Housing Revenue, Refunding, Ser C, 5.80%, 11/1/13...............   Aaa          3,059,310
                                                                                            ------------
                                                                                               8,512,310
             Wyoming (.4%)
    695,000  Green River, Sweetwater County, Joint Powers Water Board,
               Revenue Refunding Ser. B, 4.50%, 3/1/14.........................   Aaa            679,078
                                                                                            ------------

             TOTAL LONG-TERM MUNICIPAL SECURITIES  ............................              158,835,923

SHORT-TERM MUNICIPAL SECURITIES (5.6%)
  1,000,000  Brazos River Authority, Texas, Pollution Control Revenue, Refunding,
               Ser. A, 3.10%, 3/1/26...........................................   VMIG1-(1)    1,000,000
  1,300,000  Hammond Indiana, Pollution Control Revenue, Refunding,
               Amoco Oil Project, 2.95%, 2/1/22................................   VMIG1-(1)    1,300,000
  1,200,000  New York City, Municipal Water Finance Authority & Sewer Systems
               Revenue Ser. C, 2.80%, 6/15/23..................................   VMIG1-(1)    1,200,000
             New York State:
  3,000,000    Dormatory Authority Revenue Memorial Sloan, Ser. D, 3.10%, 7/1/19  VMIG1-(2)    3,000,000
  1,800,000    Local Government Assistance Corp. Ser. D, 3.10%, 4/1/25.........   VMIG1-(2)    1,800,000
  1,000,000  Sabine River Authority, Texas, Pollution Control Revenue,
               Refunding, Ser. A, 3.30%, 7/1/22................................   Aa2          1,000,000
                                                                                            ------------
             TOTAL SHORT-TERM MUNICIPAL SECURITIES  ...........................                9,300,000
                                                                                            ------------
             TOTAL MUNICIPAL SECURITIES (100.6%) (Cost $170,545,148) ..........              168,135,923
             EXCESS OF LIABILITIES OVER CASH
               AND OTHER ASSETS (-.6%) ........................................                 (972,445)
                                                                                            ------------
             NET ASSETS (100.0%) ..............................................             $167,163,478
                                                                                            ============
             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER SHARE OUTSTANDING ..........................................             $      10.22
                                                                                            ============

Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate notes are considered short-term obligations. Interest rates change periodically every (1) 1 day (2) 7 days. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of August 31, 1999.



See Notes to Financial Statements

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10

                                            The Value Line Tax Exempt Fund, Inc.

                                                                                         August 31, 1999
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                      Money Market Portfolio                               Rating        Value
--------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (95.8%)

             Arizona (3.5%)
$   500,000  Maricopa County, Pollution Control Revenue, Refunding,
               Arizona Public Service Co., Ser B, 2.95%, 5/1/29................   P-1(1)      $  500,000

             District of Columbia (5.0%)
    700,000  General Obligation, Refunding, Ser. A-1, 3.05%, 10/1/07...........   VMIG-1(1)      700,000

             Illinois (7.1%)
    600,000  Southwestern Development Authority, Solid Waste Disposal Revenue,
               Shell Oil Co., Wood River Project, 3.05%, 8/1/21................   VMIG-1(1)      600,000
    405,000  Wabash County, Community United School District No. 348,
               4.25%, 12/1/99..................................................   Aaa            405,987
                                                                                              ----------
                                                                                               1,005,987

             Indiana (5.3%)
    750,000  Fort Wayne, Economic Development, Income Tax Revenue,
               3.10%, 12/1/99..................................................   Aaa            749,513

             Louisiana (4.2%)
    600,000  Saint Charles Parish, Pollution Control Revenue,
               Shell Oil Co. Project, Ser. A, 3.05%, 10/1/22...................   VMIG-1(1)      600,000

             Michigan (5.0%)
    700,000  Strategic Fund, Pollution Control Revenue, Refunding,
               Consumers Power Project, Ser. A, 2.95%, 4/15/18.................   P-1(1)         700,000

             Minnesota (5.0%)
    700,000  Northern Municipal Power Agency, Electric System Revenue,
               Refunding, Ser A, 7.25%, 1/1/00.................................   Aaa            713,755

             New York (13.7%)
    330,000  Franklin County, Industrial Development Agency, Civic Facility Revenue,
               Alice Hyde Hospital Association Project, 4.00%, 10/1/99.........    AA*           330,132
             New York City:
    200,000    General Obligations, Subser. A-5, 2.80%, 8/1/15.................   VMIG-1(1)      200,000
    700,000    Municipal Water Finance Authority, Water & Sewer System,
                 Revenue, Ser C, 2.80%, 6/15/23................................   VMIG-1(1)      700,000
    700,000  New York State, Housing Finance Agency, Revenue,
               HSG-70 Battery Place, ser A, 3.20%, 11/1/31.....................   VMIG-1(2)      700,000
                                                                                              ----------
                                                                                               1,930,132

--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                      Money Market Portfolio                               Rating        Value
--------------------------------------------------------------------------------------------------------
             North Carolina (5.0%)
  $ 700,000  Municipal Power Agency, No 1, Catawba Electric, Revenue,
               Refunding, 5.20%, 1/1/00........................................   Aaa         $  704,418

             Pennsylvania (2.1%)
    300,000  Chester County, General Obligation, 4.95%, 12/15/99...............   Aa2            300,139

             Texas (19.7%)
    290,000  Coastal Bend, Health Facilities Development Corp.,
               Incarnate World Health System, Revenue, Ser. A, 3.25%, 11/15/99.   Aaa            290,000
             Harris County, Health Facilities Development Corp. Revenue:
    600,000    Special Facilities, Texas Medical Center Project, 3.10%, 2/15/22   VMIG-1(1)      600,000
    600,000    Texas Childrens Hospital, 3.30%, 10/1/29........................   VMIG-1(2)      600,000
    700,000  Sabine River Authority, Pollution Control Revenue,
               Texas Utilities Project, Ser. A, 3.30%, 7/1/22..................   Aaa(2)         700,000
    600,000  Trinity River Authority, Pollution Control Revenue,
               Texas Utilities Electric Co. Project, Ser. A, 3.10%, 3/1/26.....    VMIG-1(1)     600,000
                                                                                              ----------
                                                                                               2,790,000

             Utah (3.5%)
    500,000  Emery County, Pollution Control Revenue, Refunding,
               Pacificorp Project, 3.00%, 11/1/24..............................   VMIG-1(1)      500,000

             Washington (8.1%)
    250,000  Aberdeen, Special Revenue, Stafford Creek Correction
               Center Project, 4.00%, 11/1/99..................................   Aaa            250,325
    500,000  Health Care Facilities Authority, Revenue,
               Empire Health Services, Spokane, 5.00%, 11/1/99.................   Aaa            501,449
    400,000  Higher Education Facilities Authority, Revenue, Refunding,
               Whitworth College Project, 3.25%, 10/1/99.......................   Aaa            400,000
                                                                                              ----------
                                                                                               1,151,774

             Wisconsin (5.0%)
    700,000  La Crosse Pollution Control Revenue, Refunding Dairyland
               Power Coop Ser. B, 2.80%, 2/1/15................................   Aaa(1)         700,000


--------------------------------------------------------------------------------
12

                                            The Value Line Tax Exempt Fund, Inc.

                                                                                         August 31, 1999
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                      Money Market Portfolio                               Rating        Value
--------------------------------------------------------------------------------------------------------

             Wyoming (3.5%)
$   500,000  Lincoln County, Pollution Control Revenue, Exxon Project,
               Ser. C, 2.90%, 7/1/17...........................................   Aaa(1)     $   500,000
                                                                                             -----------

             TOTAL SHORT-TERM MUNICIPAL SECURITIES (95.8%)
               (Cost $13,545,718) .............................................               13,545,718

             EXCESS OF CASH AND OTHER ASSETS
               OVER LIABILITIES (4.2%) ........................................                  600,145
                                                                                             -----------

             NET ASSETS (100.0%) ..............................................              $14,145,863
                                                                                             ===========

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ..........................................              $      1.00
                                                                                             ===========


Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate notes are considered short-term obligations. Interest rates change periodically every (1) 1 day (2) 7 days. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of August 31, 1999.



See Notes to Financial Statements.


--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

Statement of Assets and Liabilities
at August 31, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                              Portfolio
                                                      -------------------------
                                                       National       Money
                                                         Bond         Market
                                                      -------------------------
                                                         (Dollars in thousands
                                                        except per share amount)

Assets:
Investment securities, at value
  (Cost $170,545 and amortized
  cost $13,546) ................................      $ 168,136       $  13,546
Cash ...........................................          1,675              53
Receivable for securities sold .................          4,036             700
Interest receivable ............................          1,890              85
Receivable for capital shares sold .............              1              35
                                                      ---------       ---------
    Total Assets ...............................        175,738          14,419
                                                      ---------       ---------
Liabilities:
Payable for securities purchased ...............          8,111              --
Dividends payable to shareholders ..............            231               1
Payable for capital shares
  repurchased ..................................             57             210
Accrued expenses:
  Advisory fee .................................             71               6
  Other ........................................            105              56
                                                      ---------       ---------
    Total Liabilities ..........................          8,575             273
                                                      ---------       ---------
Net Assets .....................................      $ 167,163       $  14,146
                                                      =========       =========
Net Assets:
Capital stock, at $.01 par value
  (Authorized  65,000,000 shares
  and 125,000,000 shares,
  respectively; outstanding 16,353,394
  shares and 14,183,688 shares,
  respectively) ................................      $     164       $     142
Additional paid-in capital .....................        171,093          14,041
Accumulated net realized loss
  on investments ...............................         (1,685)            (37)
Unrealized net depreciation of
  investments ..................................         (2,409)             --
                                                      ---------       ---------
Net Assets .....................................      $ 167,163       $  14,146
                                                      =========       =========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share ............................      $   10.22       $    1.00
                                                      =========       =========


Statement of Operations
for the Six Months Ended August 31, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                              Portfolio
                                                      -------------------------
                                                       National       Money
                                                         Bond         Market
                                                      -------------------------
                                                               Dollars
                                                            (in thousands)

Investment Income:
Interest income ....................................    $   4,494     $     256
                                                        ---------     ---------
Expenses:
Advisory fee .......................................          440            38
Transfer agent fees ................................           27            10
Auditing and legal fees ............................           23            16
Printing and stationery ............................           22             5
Custodian fees .....................................           19             2
Postage ............................................            6             2
Registration and filing fees .......................            6             5
Directors' fees and expenses .......................            4             4
Other ..............................................           14            12
                                                        ---------     ---------
    Total expenses before custody
      credits ......................................          561            94
    Less: custody credits ..........................          (11)           (1)
                                                        ---------     ---------
    Net Expenses ...................................          550            93
                                                        ---------     ---------

Net Investment Income ..............................        3,944           163
                                                        ---------     ---------

Net Realized and Unrealized Gain
  (Loss) on Investments:
    Net Realized (Loss) ............................       (2,609)           --
    Change in Unrealized
      Appreciation (Depreciation) ..................       (6,874)           --
                                                        ---------     ---------

Net Realized (Loss) and
  Change in Unrealized
  Appreciation (Depreciation)
  on Investments ...................................       (9,483)           --
                                                        ---------     ---------

Net (Decrease) Increase in
  Net Assets from Operations .......................    $  (5,539)    $     163
                                                        =========     =========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
14

                                            The Value Line Tax Exempt Fund, Inc.

Statement of Changes in Net Assets
for the Six Months Ended August 31, 1999 (unaudited),
and for the Year Ended February 28, 1999
--------------------------------------------------------------------------------

                                                             National Bond Portfolio      Money Market Portfolio
                                                         ----------------------------------------------------------
                                                            Six Months                   Six Months
                                                              Ended        Year Ended      Ended        Year Ended
                                                         August 31, 1999  February 28, August 31, 1999 February 28,
                                                           (unaudited)        1999      (unaudited)        1999
                                                         ----------------------------------------------------------
                                                                            (Dollars in thousands)
Operations:
  Net investment income ..............................     $   3,944      $   8,718      $     163      $     384
  Net realized (loss) gain on investments ............        (2,609)         3,136             --             (6)
  Change in net unrealized appreciation (depreciation)        (6,874)        (2,615)            --             --
                                                         ----------------------------------------------------------
  Net decrease/increase in net assets from operations         (5,539)         9,239            163            378
                                                         ----------------------------------------------------------

Distributions to Shareholders:
  Net investment income ..............................        (3,992)        (8,669)          (164)          (384)
  Net realized gains .................................            --         (4,526)            --             --
                                                         ----------------------------------------------------------
  Net decrease in net assets from distributions ......        (3,992)       (13,195)          (164)          (384)
                                                         ----------------------------------------------------------

Capital Share Transactions:
  Net proceeds from sale of shares ...................         6,548         12,460          3,316          8,084
  Net proceeds from reinvestment of distributions
    to shareholders ..................................         2,598          8,910            164            384
  Cost of shares repurchased .........................       (14,469)       (23,506)        (4,589)        (9,964)
                                                         ----------------------------------------------------------
  Net decrease in net assets from capital
    share transactions ...............................        (5,323)        (2,136)        (1,109)        (1,496)
                                                         ----------------------------------------------------------

Total Decrease in Net Assets .........................       (14,854)        (6,092)        (1,110)        (1,502)

Net Assets:
  Beginning of period ................................       182,017        188,109         15,256         16,758
                                                         ----------------------------------------------------------
  End of period ......................................     $ 167,163      $ 182,017      $  14,146      $  15,256
                                                         ==========================================================
Undistributed Net Investment
  Income at end of period ............................     $      --      $      48      $      --      $       1
                                                         =========================================================






See Notes to Financial Statements.

--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.


Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Value Line Tax Exempt Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, comprised of the National Bond and Money Market Portfolios. The primary investment objective of the National Bond Portfolio is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The primary objective of the Money Market Portfolio is to preserve principal and provide income by investing in high-quality, tax-exempt money market instruments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state or region. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: National Bond Portfolio -- The investments are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates value. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Board of Directors.

Money Market Portfolio -- Securities are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940. The rule requires that the Portfolio maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality, with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Distributions: It is the policy of the Fund to declare dividends daily from net investment income. In the Money Market Portfolio, dividends are automatically reinvested each day in additional shares. Dividends credited to a shareholder's account in the National Bond Portfolio are distributed monthly. Income earned by the Fund on weekends, holidays, and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Fund expects to distribute any net realized capital gains in either Portfolio at least annually.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based


--------------------------------------------------------------------------------
16

                                            The Value Line Tax Exempt Fund, Inc.


                                                                 August 31, 1999
--------------------------------------------------------------------------------

on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax or excise tax is required in the accompanying financial statements.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts, in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis. Additionally, the Fund recognizes market discount when the securities are disposed. Securities purchased or sold on when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(E) Expenses: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses that are applicable to both Portfolios are allocated between them.

2.   Capital Share Transactions

Transactions in capital stock were as follows:

                                                        National Bond Portfolio
                                                       -------------------------
                                                       Six Months
                                                          Ended        Year
                                                        August 31,     Ended
                                                          1999      February 28,
                                                       (unaudited)      1999
                                                       -------------------------
                                                             (in thousands)

Shares sold ..................................             621            1,137
Shares issued to shareholders in
  reinvestment of distributions ..............             246              815
                                                       -------------------------
                                                           867            1,952
Shares repurchased ...........................          (1,365)          (2,142)
                                                       -------------------------
Net decrease .................................            (498)            (190)
                                                       =========================

                                                        Money Market Portfolio
                                                       -------------------------
                                                       Six Months
                                                          Ended        Year
                                                        August 31,     Ended
                                                          1999      February 28,
                                                       (unaudited)      1999
                                                       -------------------------
                                                             (in thousands)

Shares sold ..................................           3,316            8,084
Shares issued to shareholders in
  reinvestment of distributions ..............             164              384
                                                       -------------------------
                                                         3,480            8,468
Shares repurchased ...........................          (4,589)          (9,964)
                                                       -------------------------
Net decrease .................................          (1,109)          (1,496)
                                                       =========================

3.   Purchases and Sales of Securities

Purchases and sales of municipal securities were as follows:

                                                         National Bond Portfolio
                                                         -----------------------
                                                            Six Months Ended
                                                             August 31, 1999
                                                               (unaudited)
                                                            ----------------
                                                             (in thousands)
PURCHASES:
Long-term obligations ..................................      $    191,088
Short-term obligations .................................            26,600
                                                              ------------
                                                              $    217,688
                                                              ============
MATURITIES OR SALES:
Long-term obligations ..................................      $    189,248
Short-term obligations .................................            24,300
                                                              ------------
                                                              $    213,548
                                                              ============

                                                              Money Market
                                                               Portfolio
                                                         -----------------------
                                                            Six Months Ended
                                                             August 31, 1999
                                                               (unaudited)
                                                            ----------------
                                                             (in thousands)
Purchases:
Municipal short-term obligations ........................     $      8,875
                                                              ============
maturities or Sales:
Municipal short-term obligations ........................     $     10,370
                                                              ============


--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.


Notes to Financial Statements (unaudited)                        August 31, 1999
--------------------------------------------------------------------------------

At August 31, 1999, the aggregate cost of investments for federal income tax purposes was $170,545,148 for the National Bond Portfolio and $13,545,718 for the Money Market Portfolio.

The aggregate appreciation and depreciation of investments in the National Bond Portfolio at August 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes, was $1,551,229 and $3,960,454, respectively, resulting in a net unrealized depreciation of $2,409,225. There was no unrealized appreciation or depreciation in the Money Market Portfolio.

For federal income tax purposes the Money Market Portfolio had a capital loss carryover at February 28, 1999, of $37,266, of which $27,649 will expire in 2000, $998 in 2004, $1,285 in 2005, $2,067 in 2006 and $5,267 in 2007. To the
extent future capital gains are offset by such capital losses, the Portfolio does not anticipate distributing any such gains to its shareholders.

4. Investment Advisory Contract and Transactions With Affiliates
An advisory fee of $439,819 and $38,041 was paid or payable by the National Bond Portfolio and the Money Market Portfolio, respectively, to Value Line, Inc. (the "Adviser") for the six months ended August 31, 1999. This was computed at the annual rate of .50 of 1% of the average daily net asset values of the portfolios of the Fund during the period. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses of its organization and operation.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund.

At August 31, 1999, the Adviser and/or affiliated companies owned 290,321 shares of the National Bond Portfolio common shares, representing 1.78% of the outstanding shares. In addition, certain officers and directors of the Fund owned 346 shares of the National Bond Portfolio, representing .00% of the outstanding shares and 1,404 shares of the Money Market Portfolio, representing
 .01% of the outstanding shares.


--------------------------------------------------------------------------------
18

                                            The Value Line Tax Exempt Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                                  NATIONAL BOND PORTFOLIO
                                          For the Six
                                          Months Ended                     Years Ended on Last Day of February,
                                         August 31, 1999 ------------------------------------------------------------------------
                                           (unaudited)      1999             1998            1997             1996         1995
                                         ----------------------------------------------------------------------------------------
Net asset value, beginning
  of period .........................      $10.80          $11.04           $10.78          $10.82           $10.40        $10.97
                                         ----------------------------------------------------------------------------------------
  Income from investment
    operations:
    Net investment income ...........         .24             .52              .54             .55              .55           .57
    Net losses or gains on securities
      (both realized and unrealized)         (.58)            .03              .36            (.04)             .42          (.53)
                                         ----------------------------------------------------------------------------------------
    Total from investment
      operations ....................        (.34)            .55              .90             .51              .97           .04
                                         ----------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income ........................        (.24)           (.52)            (.54)           (.55)            (.55)         (.57)
    Distributions from capital gains           --            (.27)            (.10)             --               --          (.04)
                                         ----------------------------------------------------------------------------------------
      Total distributions ...........        (.24)           (.79)            (.64)           (.55)            (.55)         (.61)
                                         ----------------------------------------------------------------------------------------
Net asset value, end of period ......      $10.22          $10.80           $11.04          $10.78           $10.82        $10.40
                                         ========================================================================================
Total return ........................       (2.86%)+       4.88 %             8.56%           4.86%            9.55%          .64%
                                         ========================================================================================

Ratios/Supplemental Data
Net assets, end of period
  (in thousands) ....................    $167,163        $182,017         $188,109        $193,641         $222,760      $241,467
Ratio of expenses to
  average net assets ................         .64%(2)*        .63%(2)*         .63%(1)         .60%(1)          .62%          .61%
Ratio of net investment income to
  average net assets ................        4.47%*          4.71%            4.98%           5.13%            5.22%         5.54%
Portfolio turnover rate .............         114%+           192%             119%             73%              95%           60%

 +  Not annualized, for six month period only.
 *  Annualized.
(1) Before offset of custody credits.
(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been .63% for the six months ended August 31, 1999 and .62% for the year ended February 28, 1999.





See Notes to Financial Statements

--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                                   MONEY MARKET PORTFOLIO
                                          For the Six
                                          Months Ended                     Years Ended on Last Day of February,
                                         August 31, 1999 ------------------------------------------------------------------------
                                           (unaudited)      1999             1998            1997             1996         1995
                                         ----------------------------------------------------------------------------------------
Net asset value, beginning
  of period .....................        $1.00             $1.00            $1.00           $1.00            $1.00         $1.00
                                         ----------------------------------------------------------------------------------------
  Income from investment
    operations:
    Net investment income .......          .01               .02              .03             .03              .03           .02
                                         ----------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income ....................         (.01)             (.02)            (0.3)           (.03)            (.03)         (.02)
                                         ----------------------------------------------------------------------------------------
Net asset value, end of period ..        $1.00             $1.00            $1.00           $1.00            $1.00         $1.00
                                         ========================================================================================
Total return ....................         1.41%+            2.39%            2.65%           2.56%            2.92%         2.22%
                                         ========================================================================================

Ratios/Supplemental Data
Net assets, end of period
  (in thousands) ................      $14,146           $15,256          $16,758         $19,688          $21,777       $25,681
Ratio of expenses to
  average net assets ............         1.24%(2)*         1.18%(2)         1.03%(1)        1.00%(1)         1.01%          .89%
Ratio of net investment income to
  average net assets ............         2.13%*            2.38%            2.63%           2.54%            2.89%         2.17%

 +  Not annualized, for six month period only.
 *  Annualized.
(1) Before offset of custody credits.
(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been 1.22% for the six months ended August 31, 1999 and 1.16% for the year ended February 28, 1999.






See Notes to Financial Statements


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20
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                                            The Value Line Tax Exempt Fund, Inc.

                          Other Information (unaudited)
--------------------------------------------------------------------------------
Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.



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

The Value Line Tax Exempt Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


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24

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

BOARD OF              Jean Bernhard Buttner
Directors             John W. Chandler
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Charles Heebner
                      Vice President
                      Raymond S. Cowen
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

An investment in The Value Line Tax Exempt Fund, Inc. Money Market Portfolio is not guaranteed or insured by the U.S. government, and there is no assurance that this portfolio will maintain its $1.00 per share net asset value.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information, of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                          507373